InvestorPresentation February 2023 Essential Retail. Smart Locations.® InvenTrust Properties Scan for digital copy

InvenTrust Properties Introductory Notes 2 Cautionary Note About Forward-Looking Statements Forward-Looking Statements in this press release, or made during the earnings call, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including statements about the Company’s 2022 guidance and ability to navigate any economic scenario, or regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future, are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” “outlook,” “guidance,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. The following factors, among others, could cause actual results and financial position and timing of certain events to differ materially from those described in the forward- looking statements: the effects and duration of the COVID-19 pandemic; interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Joint Venture Partnership On January 18, 2023, the Company acquired the four remaining retail properties from its unconsolidated joint venture, IAGM, for an aggregate purchase price of $222.3 million by acquiring 100% of the membership interests in each of IAGM’s wholly owned subsidiaries. The Company assumed aggregate mortgage debt of $92.5 million and funded the remaining balance with its available liquidity. Subsequent to the transaction, IAGM proportionately distributed substantially all net proceeds from the sale, of which the Company's share was approximately $71.4 million. In connection with the foregoing, IAGM adopted a liquidation plan on January 11, 2023. Trademarks The companies depicted in the photographs herein, or any third-party trademarks, including names, logos and brands, referenced by the Company in this presentation, are the property of their respective owners. All references to third-party trademarks are for identification purposes only and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with the Company in any manner.

Overview Lakeside & Lakeside Crossing MSA: Orlando, FL

Overview

Portfolio Stats

62
RETAIL PROPERTIES

10.3M
TOTAL GLA [1]

166K
AVG. CENTER SIZE

78
AVG. TAP SCORE
(PEER AVERAGE = 68) [2]

95%
SUN BELT [3]

86%
GROCERY-ANCHORED [3, 4]

Long-Term Financial Targets & 2023 Guidance

LONG-TERM TARGET
5.0x – 6.0x
NET DEBT-TO-ADJUSTED EBITDA

LONG-TERM TARGET
25% - 35%
NET LEVERAGE RATIO

2023 CORE FFO PER DILUTED SHARE GUIDANCE
$1.59 - $1.64
GROWTH OF 1% TO 4%

2023 PRO RATA SP-NOI GROWTH GUIDANCE
3.5% - 5.0%

1) Reflects GLA at 100% share; 9.8M GLA at pro rata share.
2) Peers include BRX, KIM, KRG, PECO, REG, ROIC, and SITC.
3) Reflects YTD pro rata NOI of properties owned as of December 31, 2022.
4) NOI percentages include shadow-anchored grocery store tenants. Walmart, Target, and warehouse clubs are considered grocers, regardless of whether the box is owned by IVT or shadow anchored.

InvenTrust Properties
4

Simple and Focused Strategy


Essential Retail
Smart Locations®

Sun Belt Markets Poised For Growth

- ✓ Sector-leading Sun Belt concentration of 95%
- ✓ Attractive demographic trends - Jobs, Population, Education & HHI
- ✓ Durable cash flow providing stability and long-term growth set to outpace peers

High-Performing, Grocery-Anchored Portfolio

- ✓ 86% of NOI derived from centers with a grocery presence
- ✓ Essential retail tenants drive recurring foot traffic
- ✓ Robust leasing demand driving occupancy to all-time highs

Corporate Sustainability And Governance

- ✓ Shareholder friendly governance structure
- ✓ Destaggered Board, opted out of MUTA
- ✓ GRESB participant since 2013
- ✓ Published first corporate ESG report in June 2022
- ✓ Named as a 2022 Green Lease Leader (Silver Recognition)

Strong Balance Sheet

- ✓ Investment grade balance sheet with ample liquidity
- ✓ Conservative leverage enables self-funded growth strategy
- ✓ Disciplined capital allocation strategy finding the right opportunities
- ✓ Increased dividend 5% in 2022 & 2023

Local Expertise

- ✓ Operational teams within 2 hours of 95% of assets
- ✓ Trusted local operator with strong tenant relationships
- ✓ Field offices bringing robust market knowledge to the company

InvenTrust Properties

InvenTrust Properties Full Year 2022 Highlights 6 1) Represents Total Portfolio pro rata ABR per SF as of December 31, 2022, including ground and excluding specialty leases. Excluding ground rent, pro rata ABR per SF is $20.34 as of December 31, 2022. 2) Reflects financial metrics as of December 31, 2022. 3) Reflects net debt to real estate assets, excluding property accumulated depreciation Portfolio Quality Financial Performance Driving Growth2 2022 LEASING SPREADS 2022 ANCHOR SPACE LEASED OCCUPANCY 2022 LEASED OCCUPANCY ABR PER SF 1 TOTAL LIQUIDITYNET DEBT-TO- ADJUSTED EBITDA NET LEVERAGE RATIO 3 2022 CORE FFO PER DILUTED SHARE GROWTH 2022 PRO RATA SPNOI GROWTH 2022 SMALL SHOP SPACE LEASED OCCUPANCY RETENTION RATE

Portfolio The Pointe at Creedmoor MSA: Raleigh / Durham, NC

InvenTrust Properties Sun Belt Focused: Near-Term Income Stability, Long-Term Value 8 IVT has the highest Sun Belt concentration of assets at 95%1 1) Peers include BRX, KIM, KRG, PECO, REG, ROIC, RPT, and SITC. Source - Green Street 2) Reflects YTD pro rata NOI of properties owned as of December 31, 2022. IVT Portfolio by Percentage of NOI 2 Top 5 Markets by NOI 2 Austin Southern CA Atlanta Miami Dallas Top 5 Percentage of Total 19% 13% 11% 11% 10% 64%

InvenTrust Properties IVT markets are corporate magnets1 FAVORABLE 3-MILE DEMOS Population: 83,000 Household Income: $114,000 College Educated: 48% CENTER PROFILE High-Quality Dominant Grocer Complimentary Merchandise Mix High Traffic Demographic Tailwinds 2.9% 3.1% 3.2% 3.4% 3.4% 3.5% 3.5% 3.5% 3.6% 3.7% Salt Lake City Fort Lauderdale Miami Raleigh-Durham Charlotte Phoenix Dallas / Fort Worth Austin Atlanta Nashville Estimated Annualized M-RevPAF Growth ‘23 to ‘272 = Current IVT Sun Belt Markets Top U.S. Growth Markets 1) Select new office openings and relocations in 2021 and 2022 2) Source – Green Street MSA PROFILE Business Friendly Business Migration to Sun Belt Limited Supply 9

InvenTrust Properties Grocery-Anchored Centers Continue to Thrive Necessity-Based • Consumer goods and services that satisfy needs for day-to-day living • Recession-resistant through previous cycles • Marginal exposure to distressed tenants Strong Traffic • Consumers visit grocery stores approximately 2 times a week1 • Work from home & migration to the suburbs benefits all-day traffic to our centers • Limited to no new supply driving traffic to premier centers Last-Mile Solution • Local properties - critical & attractive component in the last-mile solution • Curbside pickup & BOPIS programs more efficient than e-grocery options • Retailers accelerating investment for in-store order fulfillment • Turning “back-of-house” space into a hybrid distribution center Convenient for Consumers • Well-located centers connect retailers to customers • Accessible parking lots for quick trips and immediate need purchases • Retailers being creative with common area spaces to improve customer experiences • 85% of retail sales come from brick & mortar and have outpaced e-commerce growth the last 4 quarters2 1) The Food Marketing Institute; U.S. Grocery Shopper Trends 2022 2) Green Street 10

InvenTrust Properties High Quality Portfolio, High Performing Assets 11 Power Center w/ Grocer Trade Area 5 – 10 miles • 8 properties • 2.2M GLA 1 • Average TAP score of 72 • 18% of NOI 2 • $16.85 ABR ³ Power Center w/o Grocer Trade Area 5 – 10 miles • 4 properties • 1.4M GLA 1 • Average TAP score of 83 • 14% of NOI 2 • $18.44 ABR ³ Neighborhood Center Trade Area 1 – 3 miles • 36 properties • 3.6M GLA 1 • Average TAP score of 75 • 39% of NOI 2 • $19.94 ABR ³ Community Center Trade Area 3 – 5 miles • 14 properties • 3.1M GLA 1 • Average TAP score of 82 • 29% of NOI 2 • $20.03 ABR ³ Kyle Marketplace MSA: Austin, TX Shops at the Galleria MSA: Austin, TX Old Grove Marketplace MSA: San Diego, CA Sarasota Pavilion MSA: Tampa / St. Petersburg Note: As of December 31, 2022. 1) Represents GLA at 100% share. At pro rata share, portfolio includes 3.5M GLA of Neighborhood Centers, 2.7M GLA of Community Centers, 2.2M GLA of Power Centers w/ Grocers, and 1.4M GLA of Power Centers w/o Grocers. 2) Represents YTD pro rata NOI of properties owned as of December 31, 2022. 3) Represents pro rata ABR per SF as of December 31, 2022, including ground and excluding specialty leases. Tenant mix of daily needs retail drives performance in all economic conditions

InvenTrust Properties Top 15 Tenants # Tenant Credit Rating (S&P) # of Leases % of ABR 1 BBB 141 4.7 2 N/A 162 3.9 3 A 13 2.5 4 BB 6 2.5 5 N/A 5 2.1 6 AA 5 1.5 7 B+ 7 1.4 8 BBB+ 4 1.3 9 N/A 8 1.1 10 D 5 1.1 11 BBB 3 1.1 12 N/A 6 1.0 13 A+ 2 1.0 14 N/A 4 1.0 15 N/A 8 0.9 Top 15 Total 106 27.1% Note: as of December 31, 2022. 1) Includes one fuel pad. 2) Includes three Publix Liquor locations. Essential Retail is Recession Resistant 12Grocer Tenant Essential Retail 43.6% Grocery/Drug 20.1 Medical 8.7 Banks 4.8 Office / Communications 3.4 Pet Supplies 3.4 Other Essential Retail / Services 2.3 Hardware / Auto 0.9 Restaurants 20.4% Quick Service 12.0 Full Service 8.4 Other Retail / Services 36.0% Soft Goods 16.7 Health & Beauty Services 11.2 Fitness 3.4 Entertainment 1.0 Other 3.7 Total 100% 7 of our top 15 tenants are grocers, which drive traffic to our centers % of ABR

InvenTrust Properties Robust Leasing Pipeline of High-Quality Tenants 13 Portfolio is experiencing unprecedented demand – 268 leases signed in 2022 totaling 1.3M SF of pro rata GLA Note: Data as of December 31, 2022. 1) Reflects pro rata combined retail portfolio for properties owned as of December 31, 2022. Occupancy stats as of year end. Historical Leased Occupancy 1 Comparable Re-Leasing Spread 1 (Blended) Select Leases Executed in 2022 6% 0% 4% 8% 2019 2020 2021 2022 94.7% 92.8% 93.9% 96.1% 2019 2020 2021 2022 Anchors Small Shop

InvenTrust Properties Redevelopment: Infusing Capital to Enhance the Consumer Experience 14 Modest and disciplined redevelopment program focused on revitalization and anchor repositioning Note: The Company’s estimates are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. Before After – Opened Summer ‘22 Case Study: Co-investment with an anchor tenant to rebuild an existing grocery store, upgrade the façade, and other improvements Suncrest Village - Orlando, FL Property Status Estimated Completion Project Description Southern Palm Crossing Active 2023 Redevelopment of a former bank building for a freestanding building with a drive-through Cyfair Town Center Active 2023 Outparcel redevelopment to include drive-through Pre-Development (14 Projects) Pre-Development 2023+ Outparcel/pad redevelopments, common area enhancements, anchor space and small shop repositioning

Acquisition Strategy PGA Plaza MSA: Miami, FL

Acquisition of PGGM Joint Venture Properties


H-E-B
Fresh Foods
Blackhawk Town Center
MSA: Houston, TX

PGGM


KROGER
Stables Town Center
MSA: Houston, TX

JV Portfolio Overview

Property	MSA	Leased Occupancy[1]	GLA[2]	ABR / SF[3]	Major Tenants[4]
Stone Ridge Market	San Antonio	88.2%	219	$23.55	**HEB Plus*,** Burlington, Petsmart
Bay Colony	Houston	93.0%	416	$16.40	**HEB,** Kohl's, Petco, Social Security Administration, The University of Texas Medical Branch, Walgreens
Blackhawk Town Center	Houston	99.1%	127	$13.94	**HEB**, Walgreens
Cyfair Town Center	Houston	92.3%	433	$16.31	**Kroger,** Cinemark USA, Crunch Fitness, J.C. Penney
Stables Town Center	Houston	94.5%	148	$17.54	**Kroger**
Total / Weighted Average		**92.7%**	**1,343**	**$17.41**	

Key Highlights of the Transaction:

- Delivered on our commitment to continue to grow our asset base in the Sun Belt
- Known assets with no execution risk
- Five Sun Belt grocery anchored assets
- Pro forma InvenTrust portfolio is now 100% wholly-owned

InvenTrust Properties

Note: As of December 31, 2022. IVT acquired Stone Ridge from the joint venture in December 2022.
1) Weighted Average Economic Occupancy is 89.9%
2) GLA in thousands and at 100% share.
3) Inclusive of ground rent. Excludes specialty lease income.
4) Grocers listed first and bolded, remaining anchor tenants are shown alphabetically. Shadow anchors are noted with an asterisk.

16

Recent Sun Belt Market Acquisitions

Purchasing necessity-based retail assets in the Sun Belt delivering stable cash flows


H-E-B

Escarpment Village
MSA: Austin, TX

- Purchased 2022
- ABR PSF - $21.44
- H-E-B anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $141,700
- 3-mile Population – 73,900

The Shops at Arbor Trails
MSA: Austin, TX

- Purchased 2022
- ABR PSF - $13.68
- Costco & Whole Foods anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $117,800
- 3-mile Population – 91,000


COSTCO
WHOLESALE
ENTRANCE
EXIT


HomeGoods
FRESH MARKET

Bay Landing
MSA: Fort Myers, FL

- Purchased 2022
- ABR PSF - $10.10
- Fresh Market & HomeGoods anchored
- 100% leased occupancy
- 3-mile Avg. HHI - $108,400
- 3-mile Population – 49,200

Eastfield Village
MSA: Charlotte, NC

- Purchased 2022
- ABR PSF - $17.57
- Food Lion anchored (opened in 2019)
- 93% leased occupancy
- 3-mile Avg. HHI - $116,300
- 3-mile Population – 54,200


FOOD LION
NOW OPEN

InvenTrust Properties

17

Gateway Market Center MSA: Tampa, FL Balance Sheet & 2023 Outlook

InvenTrust Properties 19 InvenTrust continues to diversify its capital structure and manage its maturity schedule Balance Sheet Highlights1 Debt Maturity Schedule1,2 ($millions) • Inaugural investment grade rating of ‘BBB-’ with stable outlook from Fitch • Completed a $250 million private placement in August ‘22 • Over $514M in liquidity includes $164M of cash and $350M remaining capacity on revolving credit facility • Weighted average interest rate: 4.0% • Weighted average maturity: 5.0 years 2 1) As of December 31, 2022 and reflects pro rata share of IAGM joint venture. Total Debt at 100% for 2023 is $106 million (excludes extensions). 2) Excludes available extension options. 3) Percentages based on total market capitalization as of December 31, 2022, calculated as follows: closing stock price multiplied by total shares outstanding plus total debt outstanding Investment Grade Balance Sheet $16 $32 2023 2024 2025 2026 2027 Thereafter Secured Unsecured $226 $26 $23 $65 $200 $282 Total Market Capitalization3 66% 27% 7% $200 $250 Summary of Outstanding Debt 19% 1% 68% 12% Unsecured Fixed Unsecured Variable Secured Fixed Secured Variable Secured Debt Unsecured Debt Market Cap (Equity)

InvenTrust Properties Conservative and Prudent Leverage Profile 20 Net Debt-to-Adjusted EBITDA1 (Trailing 12 months) Source: Public filings, December 1, 2022 Green Street report and KeyBanc 1) InvenTrust Net Debt-to-Adjusted EBITDA reflects trailing twelve month Adjusted EBITDA as of December 31, 2022. Peer data reflects EBITDA using estimated forward twelve-month company-reported NOI. 4.8x 4.8x 5.2x 5.5x 5.7x 6.1x 6.4x 6.8x 7.0x Peer Average : 5.9x IVT go-forward target Net Debt to EBITDA range of 5.0x – 6.0x Total Leverage Ratio (Debt + Preferred as % of Gross Assets) 25% 24% 28% 33% 34% 37% 38% 39% 40% Peer Average : 34% IVT go-forward target Leverage Ratio range of 25% – 35% As we evaluate growth opportunities, InvenTrust will maintain our low leverage business model

InvenTrust Properties $0.68 $0.70 $0.72 $0.74 $0.76 $0.78 $0.82 $0.86 2016 2017 2018 2019 2020 2021 2022 2023E Consistent Dividend Increases 21 Increased dividend payments over the last seven years with additional capacity to grow dividend further Note: The Company’s projections are based on a number of assumptions that are subject to change and many of which are outside the control of the Company. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. 1) Aggregate distributions (as a % of Core FFO) for the twelve months ended December 31, 2022. 2) InvenTrust effected a one-for-ten reverse stock split effective on August 5, 2021. Dividend per share payments are adjusted for the split. • Aggregate dividends declared as a % of Core FFO = 52% 1 5% Increase Historical & Projected Dividend Payments 2 Did not cut or suspend dividend during pandemic - maintained & increased dividend rate 5% Increase

InvenTrust Properties 2023 Outlook and Guidance 22 1 – Net Income, NAREIT FFO, Core FFO and SPNOI guidance are inclusive of our expectation of prior period rent that is anticipated to be collected in 2023. Guidance includes the following assumptions $34.5 to $35.5 million of Interest Expense, net; $31.25 to $32.75 million of G&A Expense; +/- $150 million of Net Investment Activity represents anticipated acquisitions less disposal activity on a pro rata basis for 2023; as well as a bad debt reserve of 50 to 150 basis points of total revenue. 2 – Net Income per diluted share excludes potential gains and losses on asset sales, and any related GAAP adjustments resulting from these transactions. 3 - 2023 NAREIT FFO per diluted share Guidance: • Excludes any items that impact NAREIT FFO comparability, including loss on debt extinguishment, non-routine or one-time items or transaction expenses. • Includes an expectation that some tenants will move from the cash basis of accounting to the accrual basis of accounting which can result in volatility in straight-line rental income adjustments. 2023 OUTLOOK AND GUIDANCE1 Net Income per diluted share2 $0.23 to $0.28 NAREIT FFO per diluted share3 $1.64 to $1.69 Core FFO per diluted share $1.59 to $1.64 1% to 4% YoY growth SPNOI Growth 3.5% to 5.0% Components of Annual Growth Contractual Rent Steps Redevelopment Acquisitions New & Renewal Leasing Growth

Environmental, Social, and Governance

Corporate Responsibility Strategy

We believe we are a committed and trusted business partner that focuses on building strong relationships with all our stakeholders with an approach grounded in core principles:

Transparency
Openly connect with stakeholders by providing information and communications in a timely and understandable manner.

Consistency
Engage proactively and maintain regular and consistent communication to provide continuity and meaningful engagement.

Accountability
Inform stakeholders of InvenTrust's performance and strategic execution.

KEY STAKEHOLDER COMMITMENTS

Employees

We strive to create a corporate culture that is inclusive and empowers our employees to act like owners by creating a collaborative and autonomous environment. We seek to attract and retain diverse and talented professionals by investing in our people through industry-leading benefits, personal and professional development, and work-life balance.

Tenants

InvenTrust brings deep real estate and retail operational experience to our relationships with tenants. Our trusted, local operational teams bring responsiveness, marketing ideas, business-related solutions and other resources to our wide range of tenants.

Communities

InvenTrust's properties are the backbone of the communities we serve by providing essential products and services. We also engage with our communities through volunteering, sponsoring property-level events, running social media campaigns, and marketing events.


WHOLE FOODS MARKET
Northcross Commons

Vendors

Our vendors help facilitate the actions needed to manage and run safe, sustainable, and attractive shopping centers. Our relationships with those that complete work on our properties are critical to our successful operations.

Shareholders

Our simple and focused strategy provides our shareholders with sustainable long-term cash flow growth, while maintaining strong corporate governance and transparency.

24

Strong & Experienced Board of Directors



PAULA J. SABAN

Chairperson since 2017, Director since 2004

Compensation – M

+ Former Senior Vice President and Private Client Manager at Bank of America
+ Over 25 years of financial services and banking experience



SCOTT A NELSON

Director since 2016

Compensation – M

+ Principal & Founder of SAN Prop Advisors, a real estate advisory firm
+ Former Senior Vice President at Target



STUART AITKEN

Director since 2017

Audit - M; Nominating & Corporate Governance - C

+ Chief Merchant and Marketing Officer at The Kroger Co.
+ Former CEO of dunnhumbyUSA



AMANDA BLACK

Director since 2018

Audit – M, FE; Compensation – M

+ Chief Investment Officer of JLP Asset Management
+ Over 20 years of experience in real estate investment



THOMAS F. GLAVIN

Director since 2007

Audit - C, FE; Nominating & Corporate Governance – M

+ Owner of Thomas F. Glavin & Associates, Inc., a certified public accounting firm
+ Nearly 20 years of real estate experience



JULIAN E. WHITEHURST

Director since 2016

Compensation – C

+ Former CEO and President of National Retail Properties, Inc.
+ Also served as EVP, General Counsel and Secretary of NNN



MICHAEL A. STEIN

Director since 2016

Audit – M, FE; Nominating & Corporate Governance - M

+ Former Senior Vice President & CFO of ICOS Corp.
+ Former EVP & CFO of Nordstrom, Inc.



SMITA N. SHAH

Director since 2022

Audit – M

+ President and CEO of SPAAN Tech, Inc
+ Commissioner for the White House Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders

BOARD EXPERIENCE

6/9 Current or Former C-Suite	6/9 Real Estate
6/9 Investment or Financial	5/9 Retail
89% Independent	33% Female
57 Average Age	7 years Average Tenure



DANIEL J. (DJ) BUSCH

President, CEO, & Director since 2021

+ Currently serving as President and CEO of InvenTrust Properties Corp.
+ Former Managing Director, Retail at Green Street Advisors

(1) - C – Chair; M – Member; FE – Financial Expert

InvenTrust Properties

25

ESG Overview

InvenTrust is dedicated to reporting our ESG practices






InvenTrust

Environmental

- 100% of properties have energy management systems installed
- 100% of landlord-controlled common area lighting upgraded to LEDs
- Signed 13 EV charging station deals and named an "EV Charging Hero" by EVgo in 2022
- IVT was named a Green Lease Leader, Silver Level Recognition, in 2022

Social

- IVT named a "Top Workplace in Chicago" by The Chicago Tribune in 2022
- 100% of employees participated in a charitable event and/or fundraiser in 2022
- IVT invests in our employees through tuition reimbursement, continuing education and training, superior benefits, and work-life balance initiatives

Governance

- IVT places a strong emphasis on its governance policies and practices including a robust internal control environment, compensation, and shareholder rights
- In 2022, IVT achieved 33% diversity among our Board of Directors
- Robust investor engagement program led by our Investor Relations team and the Corporate Secretary's office

GRESB

GREEN LEASE LEADER

TOP WORK PLACES 2022 Chicago Tribune

TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

SUSTAINABILITY ACCOUNTING STANDARDS BOARD SASB

GRI

Scan for InvenTrust's complete 2021 ESG report

InvenTrust Properties

26

Appendix Plaza Midtown MSA: Atlanta, GA

InvenTrust Properties Non-GAAP Measures and Definition of Terms 28 General In addition to measures prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP” measures), this presentation contains and refers to certain non-GAAP measures. We do not consider our non-GAAP measures to be alternatives to measures required in accordance with GAAP. Certain non-GAAP measures should not be viewed as an alternative measure of our financial performance as they may not reflect the operations of our entire portfolio, and they may not reflect the impact of general and administrative expenses, depreciation and amortization, interest expense, other income (expense), or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations. Additionally, certain non-GAAP measures should not be considered as an indication of our liquidity, nor as an indication of funds available to cover our cash needs, including our ability to fund distributions, and may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business in the manner currently contemplated. Accordingly, non-GAAP measures should be reviewed in connection with other GAAP measurements and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. Other REITs may use different methodologies for calculating similar non-GAAP measures, and accordingly, our non-GAAP measures may not be comparable to other REITs. NOI NOI excludes general and administrative expenses, direct listing costs, depreciation and amortization, provision for asset impairment, other income and expense, net, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, equity in earnings (losses) from unconsolidated entities, lease termination income and expense, and GAAP rent adjustments (such as straight-line rent, above/below market lease amortization and amortization of lease incentives). EBITDA Our non-GAAP measure of Earnings Before Interest, Taxes, Depreciation, and Amortization (EBITDA) is net income (or loss) in accordance with GAAP, plus federal and state tax expense, interest expense, and depreciation and amortization. Adjustments for our unconsolidated joint venture are calculated to reflect our proportionate share of the joint venture's EBITDA on the same basis. Adjusted EBITDA Our non-GAAP measure of Adjusted EBITDA excludes gains (or losses) resulting from debt extinguishments, transaction expenses, straight-line rent adjustments, amortization of above and below market leases and lease inducements, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture’s Adjusted EBITDA on the same basis. NAREIT Funds From Operations (FFO) and Core FFO Our non-GAAP measure of NAREIT Funds from Operations ("NAREIT FFO"), based on the National Association of Real Estate Investment Trusts ("NAREIT") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Adjustments for our unconsolidated joint venture is calculated to reflect our proportionate share of the joint venture's NAREIT FFO on the same basis. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of our operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within NAREIT FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s on-going operating performance. Pro Rata Where appropriate, the Company has included the results from its ownership share of its joint venture properties when combined with the Company's wholly-owned properties, defined as "Pro Rata," with the exception of property count and number of leases. Same Property Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented.

InvenTrust Properties The following table compares Pro Rata Same Property NOI: Three Months Ended December 31 Year Ended December 31 2022 2021 2022 2021 Income Base rent $ 33,352 $ 31,945 $ 127,514 $ 119,448 Real estate tax recoveries 6,300 5,558 25,482 25,198 CAM, insurance, and other recoveries 6,368 5,836 23,864 22,092 Ground rent income 3,401 3,278 13,292 12,816 Short-term and other lease income 1,448 897 4,250 3,345 Provision for uncollectible billed rent and recoveries (295) (285) (824) (2,603) Reversal of uncollectible billed rent and recoveries 124 570 1,271 5,206 Other property income 265 328 1,123 1,087 Total income 50,963 48,127 195,972 186,589 Operating Expenses Property operating expenses 10,500 8,374 35,085 30,681 Real estate taxes 6,601 6,010 27,695 28,467 Total operating expenses 17,101 14,384 62,780 59,148 Same Property NOI 33,862 33,743 133,192 127,441 JV Same Property NOI 1,966 1,945 7,885 7,380 Pro Rata Same Property NOI $ 35,828 $ 35,688 $ 141,077 $ 134,821 29 Reconciliation of Non-GAAP Measures Pro Rata Same Property NOI Note: Pro rata, in thousands.

Reconciliation of Net (Loss) Income to Pro Rata Same Property NOI

Pro Rata Same Property NOI

The following table is a reconciliation of Net (Loss) Income to Pro Rata Same Property NOI:

	Three Months Ended December 31		Year Ended December 31	
	2022	2021	2022	2021
Net (loss) income	$ (125)	$ (10,751)	$ 52,233	$ (5,360)
Adjustments to reconcile to non-GAAP metrics:				
Other income and expense, net	(1,378)	(761)	(2,030)	(606)
Equity in losses (earnings) of unconsolidated entities	121	(3,957)	(3,663)	(6,398)
Interest expense, net	8,648	4,305	26,777	16,261
Loss on extinguishment of debt	85	—	181	400
Gain on sale of investment properties, net	(1,393)	(6)	(38,249)	(1,522)
Depreciation and amortization	23,897	22,143	94,952	87,143
General and administrative	10,103	9,149	33,342	38,192
Direct listing costs	—	18,065	—	19,769
Other fee income	(578)	(772)	(2,566)	(3,542)
Adjustments to NOI (a)	(1,671)	(1,854)	(9,743)	(7,528)
NOI	37,709	35,561	151,234	136,809
NOI from other investment properties	(3,847)	(1,818)	(18,042)	(9,368)
Same Property NOI	33,862	33,743	133,192	127,441
IAGM Same Property NOI at share	1,966	1,945	7,885	7,380
Pro Rata Same Property NOI	$ 35,828	$ 35,688	$ 141,077	$ 134,821

(a) Adjustments to NOI include termination fee income and expense and GAAP Rent Adjustments

Note: Pro rata, in thousands.

InvenTrust Properties

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InvenTrust Properties 31 Note: Pro rata, in thousands. Reconciliation of Non-GAAP Measures EBITDA and Adjusted EBITDA The following table presents the Company’s calculation of EBITDA and Adjusted EBITDA: Three Months Ended December 31 Year Ended December 31 2022 2021 2022 2021 Net (loss) income $ (125) $ (10,751) $ 52,233 $ (5,360) Interest expense 9,206 4,977 28,978 19,362 Income tax expense (benefit) 129 102 458 377 Depreciation and amortization 25,358 23,920 100,731 95,083 EBITDA 34,568 18,248 182,400 109,462 Adjustments to reconcile to Adjusted EBITDA Direct listing costs — 18,065 — 19,769 Gain on sale of investment properties, net (1,259) (3,013) (40,178) (4,749) Loss on debt extinguishment 95 — 302 526 Non-operating income and expense, net (a) (243) (887) (1,070) (893) Other leasing adjustments (b) (1,539) (1,770) (9,086) (6,842) Adjusted EBITDA $ 31,622 $ 30,643 $ 132,368 $ 117,273 (a) Non-operating income and expense, net, includes other items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income. (b) Other leasing adjustments includes amortization of market lease intangibles and straight-line rent adjustments.

Reconciliation of Non-GAAP Measures

NAREIT FFO and Core FFO

The following table presents the Company's calculation of NAREIT FFO and Core FFO Attributable to Common Shares and Dilutive Securities and provides additional information related to its operations:

	Three Months Ended December 31		Year Ended December 31	
	2022	2021	2022	2021
Net (loss) income	$ (125)	$ (10,751)	$ 52,233	$ (5,360)
Depreciation and amortization related to investment properties	23,698	21,929	94,142	86,257
Gain on sale of investment properties, net	(1,393)	(6)	(38,249)	(1,522)
Unconsolidated joint venture adjustments (a)	1,595	(1,230)	3,850	4,713
NAREIT FFO Applicable to Common Shares and Dilutive Securities	23,775	9,942	111,976	84,088
Amortization of market-lease intangibles and inducements, net	(995)	(914)	(5,589)	(4,318)
Straight-line rent adjustments, net	(690)	(903)	(3,815)	(2,805)
Direct listing costs	—	18,065	—	19,769
Adjusting items, net (b)	705	(13)	2,798	2,201
Unconsolidated joint venture adjusting items, net (c)	282	106	582	672
Core FFO Applicable to Common Shares and Dilutive Securities	$ 23,077	$ 26,283	$ 105,952	$ 99,607
Weighted average common shares outstanding - basic	67,428,549	69,117,723	67,406,233	71,072,933
Dilutive effect of unvested restricted shares (d)	—	—	119,702	—
Weighted average common shares outstanding - diluted	67,428,549	69,117,723	67,525,935	71,072,933
NAREIT FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.35	$ 0.14	$ 1.66	$ 1.18
Core FFO Applicable to Common Shares and Dilutive Securities per share	$ 0.34	$ 0.38	$ 1.57	$ 1.40

(a) Represents our share of depreciation, amortization and gain on sale related to investment properties held in IAGM.

(b) Adjusting items, net, are primarily loss on extinguishment of debt, amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non-operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

(c) Represents our share of amortization of market lease intangibles and inducements, net, straight line rent adjustments, net and adjusting items, net related to IAGM.

(d) For purposes of calculating non-GAAP per share metrics, the same denominator is used as that which would be used in calculating diluted earnings per share in accordance with GAAP. For the three months ended December 31, 2022, three months ended December 31, 2021, and year ended December 31, 2021, unvested restricted shares were antidilutive and therefore excluded from the denominator in the diluted earnings per share calculation in accordance with GAAP.

InvenTrust Properties

Note: In thousands, except share information.

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InvenTrust Properties 33 Reconciliation of 2023 Guidance Range Estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share The following table provides a reconciliation of the range of the Company's 2023 estimated net income per share to estimated NAREIT FFO and Core FFO per diluted share: (Unaudited) Low End High End Net income $ 0.23 $ 0.28 Depreciation and amortization related to investment properties 1.41 1.41 NAREIT FFO Applicable to Common Shares and Dilutive Securities 1.64 1.69 Amortization of market-lease intangibles and inducements, net (0.05) (0.05) Straight-line rent adjustments, net (0.05) (0.05) Adjusting items, net (a) 0.05 0.05 Core FFO Applicable to Common Shares and Dilutive Securities $ 1.59 $ 1.64 (a) Adjusting items, net, are primarily amortization of debt discounts and financing costs, depreciation and amortization of corporate assets, and non- operating income and expenses, net, which includes items which are not pertinent to measuring on-going operating performance, such as miscellaneous and settlement income.

Corporate Office 3025 Highland Parkway Suite 350 Downers Grove, IL 60515 Investor Relations 630.570.0605 InvestorRelations@InvenTrustProperties.com Transfer Agent Computershare 855.377.0510 Scan for IR presentation Scan for IVT’s complete 2021 ESG report Scan for IVT’s Fourth Quarter 2022 Supplemental